UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 21, 2011
Commission file number: 001-15933
BLUE VALLEY BAN CORP.
(Exact name of registrant as specified in its charter)

Kansas	48-1070996
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11935 Riley Overland Park, Kansas	66225-6128
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (913) 338-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

Items 2.02 and 7.01 Regulation FD Disclosure and Results of Operation and Financial Condition
The Registrant’s press release dated March 21, 2011, announcing financial results for its fiscal fourth quarter and annual periods ending December 31, 2010 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) EXHIBITS
     99.1 Press Release Dated March 21, 2011.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Valley Ban Corp.
Date: March 21, 2011	By:	/s/ Mark A. Fortino
Mark A. Fortino,
Chief Financial Officer